     As filed with the Securities and Exchange Commission on April 1, 1997


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  FORM 8-K/A


                               AMENDMENT NO. 1


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported)     March 12, 1997


                              VORNADO REALTY TRUST
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Maryland
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       1-11954                                            22-1657560
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


Park 80 West, Plaza II, Saddle Brook, New Jersey                        07663
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (201) 587-1000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

         (a) Financial Statements of businesses acquired. The financial statements included as Annex F in the Company's Current Report on Form 8-K, dated March 12, 1997, as filed with the Securities and Exchange Commission on March 26, 1997, are hereby deleted and replaced by the following:


       Annex                  Financial Statements

         F Financial statements for the years ended December 31, 1996, 1995 and 1994 for B&B Park Avenue L.P. (a Limited Partnership) (including independent auditors' report)

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     VORNADO REALTY TRUST



Dated:  April 1, 1997                               By:   /s/ Joseph Macnow
                                                         -------------------
                                                     Joseph Macnow
                                                     Vice President --
                                                     Chief Financial Officer

                                INDEX TO ANNEXES



Annex                         Financial Statements                          Page
-----                         --------------------                          ----



  F Financial statements for the years ended December 31, 1996, 1995 and 1994 for B&B Park Avenue L.P. (a Limited Partnership) (including independent auditors' report)

                                                                      Annex F

                              B&B PARK AVENUE L.P.
                             (A LIMITED PARTNERSHIP)

                              FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                       AND

                          INDEPENDENT AUDITORS' REPORT

                              B&B PARK AVENUE L.P.

                              FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994



                                TABLE OF CONTENTS



Independent Auditors' Report                                           1

Financial Statements

   Balance Sheet at December 31, 1996 and 1995                         2

   Statement of Operations                                             3

   Statement of Cash Flows                                             4

   Statement of Changes in Partners' Capital                           5

   Notes to Financial Statements                                      6-9

FRIEDMAN                                                     1700 BROADWAY
ALPREN &                                                     NEW YORK, NY 10019
GREEN LLP                                                    212-582-1600
CERTIFIED PUBLIC ACCOUNTANTS                                 FAX 212-265-4761



                          INDEPENDENT AUDITORS' REPORT


TO THE PARTNERS OF B&B PARK AVENUE L.P.


     We have audited the accompanying balance sheet of B&B PARK AVENUE L.P. (a limited partnership) as of December 31, 1996 and 1995, and the related statements of operations, cash flows and changes in partners' capital for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the managing general partner. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of Two Park Company, a general partnership, the investment in which, as discussed in Note 4 to the financial statements, is accounted for by the equity method of accounting. The investment in Two Park Company was $17,935,304 and $17,543,118 as of December 31, 1996 and 1995, respectively, and the distributive share of its net income
(loss) was $392,186, $(382,500) and $(637,607) for the years ended December 31, 1996, 1995 and 1994, respectively. The financial statements of Two Park Company were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the amounts included for Two Park Company, is based solely on the reports of the other auditors.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the managing general partner, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

     In our opinion, based on our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of B&B PARK AVENUE L.P. as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.


                                             /s/ FRIEDMAN ALPREN & GREEN LLP
                                             -------------------------------


January 15, 1997, except for
   Note 2, as to which the date
   is March 12, 1997

                              B&B PARK AVENUE L.P.

                                  BALANCE SHEET

                           DECEMBER 31, 1996 AND 1995



                                                         1996           1995
                                                     ------------    -----------
ASSETS

Investment in Two Park Company - Notes 4 and 5        $17,935,304    $17,543,118

Cash                                                          371        145,691

Due from maintenance services company - Note 6                712         78,064
                                                      -----------    -----------

                                                      $17,936,387    $17,766,873
                                                      ===========    ===========

LIABILITIES AND PARTNERS' CAPITAL

Liabilities

   Accrued expenses                                   $     9,200    $     9,700

Partners' capital                                      17,927,187     17,757,173
                                                      -----------    -----------

                                                      $17,936,387    $17,766,873
                                                      ===========    ===========


The accompanying notes are an integral part of these financial statements.

                              B&B PARK AVENUE L.P.

                             STATEMENT OF OPERATIONS

                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994


                                                    1996         1995          1994
                                                  ---------   ----------    ---------
Revenues
   Distributive share of net income (loss) from
     Two Park Company                             $ 392,186    $(382,500)   $(637,607)
   Rebate, maintenance services company -
     Note 6                                          49,712       82,377       79,795
   Interest income                                    3,612        1,044         --
                                                  ---------    ---------    ---------

                                                    445,510     (299,079)    (557,812)

Expenses
   Professional fees                                 60,496       82,610       45,608
                                                  ---------    ---------    ---------

           Net income (loss)                      $ 385,014    $(381,689)   $(603,420)
                                                  =========    =========    =========


The accompanying notes are an integral part of these financial statements.

                              B&B PARK AVENUE L.P.

                             STATEMENT OF CASH FLOWS

                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994


                                                         1996         1995         1994
                                                       ---------    ---------    ---------
Cash flows from operating activities
   Net income (loss)                                   $ 385,014    $(381,689)   $(603,420)
   Adjustments to reconcile net income (loss) to net
     cash provided by (used in) operating activities
       Distributive share of net (income) loss from
         Two Park Company                               (392,186)     382,500      637,607
       Changes in assets and liabilities
         Due from maintenance services company            77,352     (  2,727)    (     29)
         Accrued expenses                               (    500)    ( 10,700)      15,400
                                                       ---------    ---------    ---------

           Net cash provided by (used in)
              operating activities                        69,680     ( 12,616)      49,558

Cash flows from financing activities
   Distributions to partners                            (215,000)        --           --
                                                       ---------    ---------    ---------

Net decrease in cash                                    (145,320)    ( 12,616)      49,558

Cash, beginning of year                                  145,691      158,307      108,749
                                                       ---------    ---------    ---------

Cash, end of year                                      $     371    $ 145,691    $ 158,307
                                                       =========    =========    =========


The accompanying notes are an integral part of these financial statements.

                              B&B PARK AVENUE L.P.

                    STATEMENT OF CHANGES IN PARTNERS' CAPITAL

                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994


                                                                                                  Limited Partners
                                                                                            ---------------------------
                                                              General Partners
                                                       -------------------------------      Carborundum
                                                           Nancy             Mendik            Center          Bernard H.
                                         Total          Creek, Inc.        Corporation      Joint Venture        Mendik
                                     ------------      ------------       -------------    ---------------    -----------

Balance, December 31, 1993           $ 18,742,282      $     58,492       $   (160,423)     $ 18,844,213     $      --

Net loss                                 (603,420)           (6,004)          (  3,017)         (594,399)           --
                                     ------------      ------------       ------------      ------------     ------------

Balance, December 31, 1994             18,138,862            52,488           (163,440)       18,249,814            --

Net loss                                 (381,689)           (3,798)          (  1,908)         (375,983)           --
                                     ------------      ------------       ------------      ------------      ------------

Balance, December 31, 1995             17,757,173            48,690           (165,348)       17,873,831            --

Net income                                385,014             3,830              1,926           379,258            --

Distributions                            (215,000)           (2,150)               --           (212,850)           --
                                     ------------      ------------       ------------      ------------      ------------

Balance, December 31, 1996           $ 17,927,187      $     50,370       $   (163,422)     $ 18,040,239      $    -0-
                                     ============      ============       ============      ============      ============


The accompanying notes are an integral part of these financial statements.

                              B&B PARK AVENUE L.P.

                          NOTES TO FINANCIAL STATEMENTS




1 - ORGANIZATION

          B&B Park Avenue L.P., a Delaware limited partnership, was organized on December 15, 1986 to acquire a 40% general partnership interest in Two Park Company. The property located at Two Park Avenue, New York, New York was acquired by Two Park Company on December 22, 1986.


2 -  TRANSFER OF OWNERSHIP

          Pursuant to a solicitation contained in a private placement memorandum dated November 11, 1996, the Partnership obtained the consent of its partners to participate in an offering of shares of common stock in accordance with a preliminary registration statement filed with the Securities and Exchange Commission on December 18, 1996. On March 12, 1997, the managing general partner entered into an agreement with Vornado Realty Trust, a publicly traded real estate investment trust ("REIT"). The partners will be resolicited to obtain their consents to participate in this transaction, under terms and conditions similar to those stated in the private placement memorandum dated November 11, 1996. The REIT is a fully integrated, self-administered and self-managed real estate company which has qualified as a real estate investment trust for Federal income tax purposes. Upon completion of the transaction, it is anticipated that the Partnership will be owned by a company controlled by the REIT.


3 -  THE PARTNERSHIP AGREEMENT

     Capital Contributions

          Of the total initial capital, $37,425,103 was contributed by Delaware Acres, Inc. (CLP) and $378,031 by New York Acres, Inc. (CGP). On September 30, 1992, the partnership interests of CLP and CGP were transferred to Carborundum Center Joint Venture (MGP) and Nancy Creek, Inc. (Nancy Creek), respectively. Additional capital contributions required for improvements and leasing costs of the property are to be contributed by MGP. Mendik Corporation (Mendco) and Bernard H. Mendik (Mendik) are not required to make cash contributions.

     Distributions

          Net cash from operations is to be distributed as follows: After repaying loans as required, 99% to MGP, until an amount equal to an 8% annual preferred return (as defined) has been received, and 1% to the general partners (as defined); then 99% to Mendik and 1% to Mendco until Mendik has received his special preferred return (as defined); then 85% to MGP, 14% to Mendik and 1% to the general partners until all distributions to Nancy Creek aggregate $200,000; all remaining cash: 85% to MGP, 14% to Mendik and 1% to Mendco.


                                  (Continued)

                              B&B PARK AVENUE L.P.

                          NOTES TO FINANCIAL STATEMENTS



3 -  THE PARTNERSHIP AGREEMENT (Continued)

     Distributions (Continued)

          Net proceeds from sales and refinancing will be distributed as follows: first, 99% to MGP and 1% to Nancy Creek until each has received an 8% cumulative return (as defined); then to MGP and Nancy Creek until each has received its adjusted total capital (as defined); then 99% to Mendik and 1% to Mendco until Mendik has received the unpaid special cumulative return (as defined); then 50% to Mendco and 50% to MGP until each has received its unpaid deferred incentive share (as defined); finally, the remainder, 79.17% to MGP, 20.33% to Mendik and .5% to Mendco.

     Allocation of Loss or Income

          Net losses will be allocated first to the extent that capital accounts exceed certain amounts, as defined. However, as this criterion does not presently exist, net losses are allocated .995% to Nancy Creek, 98.505% to MGP and .5% to Mendco.

          Net income will generally be allocated in the same manner as cash is distributed.


4 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Use of Estimates

          The managing general partner uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.

     Investment in Two Park Company

          The investment in Two Park Company is recorded on the equity method, reflecting cost adjusted for the Partnership's interest in the net income or losses of, and distributions from, that partnership.

          As of December 31, 1996, the managing general partner of Two Park Company concluded that the total estimated undiscounted future cash flow to be generated by its property, from operations and its eventual disposition, over an estimated holding period is less than its carrying value. As a result, Two Park Company recorded a write-down of $50,148,556 at December 31, 1996 to reduce the property's carrying value to its estimated fair value. The Partnership had previously determined that, prior to 1993, its investment in Two Park Company had declined in value and that such decline was deemed to be other than temporary. Accordingly, the investment was written down by $25,000,000 prior to 1993, and the Partnership's 1996 financial statements do not reflect its distributive share of the 1996 write-down by Two Park Company. The difference between the carrying amount


                                  (Continued)

                              B&B PARK AVENUE L.P.

                          NOTES TO FINANCIAL STATEMENTS



4 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Investment in Two Park Company (Continued)

     of the investment and the underlying equity in the investee is being amortized over the life of the property, with amortization being reflected as reductions in the distributive share of net losses from Two Park Company.

     Income Taxes

          The Partnership is not a taxpaying entity for income tax purposes and, accordingly, no provision has been made for income taxes. The partners' allocable shares of the Partnership's taxable income or loss are reportable on their income tax returns.

     Concentration of Credit Risk for Cash

          Cash at December 31, 1995 included approximately $18,000 in excess of amounts insured by the Federal Deposit Insurance Corporation.


5 -  INVESTMENT IN TWO PARK COMPANY

          Summarized financial information of Two Park Company is as follows:


                                                             1996                   1995
                                                       -----------------     -----------------
          Balance Sheet

            Assets
              Property and improvements                $      99,905,783     $     153,245,733
              Cash and short-term investments                  6,257,952             6,046,711
              Receivables                                     10,604,302             8,644,599
              Prepaid expenses                                 6,701,968             7,561,649
              Unamortized costs                                  325,509               576,103
                                                       -----------------     -----------------
                                                       $     123,795,514     $     176,074,795
                                                       =================     =================

            Liabilities and Partners' Capital
              Mortgage payable                         $      65,000,000     $      65,000,000
              Accrued interest payable                           553,263               553,263
              Accounts payable and accrued expenses            1,064,802             1,245,535
              Security deposits payable                          450,398               594,200
              Deferred income                                  6,515,337             7,355,711
              Improvements payable                                31,007               227,289
              Partners' capital                               50,180,707           101,098,797
                                                       -----------------     -----------------

                                                       $     123,795,514     $     176,074,795
                                                       =================     =================


                                  (Continued)

                              B&B PARK AVENUE L.P.

                          NOTES TO FINANCIAL STATEMENTS




5 -  INVESTMENT IN TWO PARK COMPANY (Continued)

                                                    1996            1995            1994
                                                ------------    ------------    ------------
Statement of Operations

Revenues                                        $ 25,457,784    $ 23,895,802    $ 22,890,880
Expenses                                          11,500,589      11,519,811      11,588,807
                                                ------------    ------------    ------------

    Income before interest expense,
      depreciation and amortization
      and write-down of property and
      improvements                                13,957,195      12,375,991      11,302,073
                                                ------------    ------------    ------------

Interest expense                                   6,532,083       7,533,674       7,619,110
Depreciation and amortization                      8,194,646       7,548,566       7,026,980
Loss on write-down of property and
  improvements                                    50,148,556            --              --
                                                ------------    ------------    ------------

                                                  64,875,285      15,082,240      14,646,090
                                                ------------    ------------    ------------

    Net loss                                    $(50,918,090)   $ (2,706,249)   $ (3,344,017)
                                                ============    ============    ============


6 -  RELATED PARTY TRANSACTION

          Maintenance services for the Two Park Avenue property are provided by a company that is controlled by a stockholder of a general partner of the Partnership (Mendik). As defined in the maintenance contract, the Partnership is entitled to receive a 20% share of the profits realized by the maintenance services company from the performance of tenant services. The Partnership's share of profits realized from tenant services for the years ended December 31, 1996, 1995 and 1994 was $49,712, $82,377 and
     $79,795, respectively.